                                                                  EXECUTION COPY

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                      CHASE MANHATTAN MORTGAGE CORPORATION,

                                   as Servicer

                                       and

                         LEHMAN BROTHERS HOLDINGS INC.,

                                    as Seller

                                       and

                           AURORA LOAN SERVICES INC.,

                               as Master Servicer

                          -----------------------------

                     Structured Asset Securities Corporation
               Mortgage Pass-Through Certificates, Series 2004-22
      Fixed Rate, Conforming and Non-Conforming, First Lien Mortgage Loans

                       SECURITIZATION SERVICING AGREEMENT

                          Dated as of November 1, 2004

                          -----------------------------

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                                TABLE OF CONTENTS

                                                                                                               Page
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                                      -i-

                                      -ii-

                                    EXHIBITS

EXHIBIT A                  MORTGAGE LOAN SCHEDULE
EXHIBIT B                  CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT C                  ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT D-1                FORM OF MONTHLY REMITTANCE ADVICE
EXHIBIT D-2                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT
EXHIBIT E                  FORM OF CERTIFICATION TO BE PROVIDED TO THE
                           DEPOSITOR, THE TRUSTEE AND THE MASTER SERVICER
                           BY THE SERVICER
EXHIBIT F                  SASCO 2004-22 TRUST AGREEMENT
EXHIBIT G                  FANNIE MAE GUIDE NO. 95-19
EXHIBIT H                  FORM OF POWER OF ATTORNEY

                                     -iii-

         This SECURITIZATION SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of November, 2004, by and among LEHMAN BROTHERS HOLDINGS
INC., a Delaware corporation (the "Seller"), CHASE MANHATTAN MORTGAGE
CORPORATION, a New Jersey corporation (the "Servicer"), AURORA LOAN SERVICES
INC., as master servicer (the "Master Servicer") and acknowledged by CITIBANK,
N.A., as trustee (the "Trustee") under the Trust Agreement (as defined herein), recites and provides as follows:

                              W I T N E S S E T H:

         WHEREAS, the Servicer and Lehman Brothers Bank, FSB (the "Bank") are
parties to a Mortgage Loan Purchase, Warranties and Servicing Agreement dated as of July 1, 2004 (Whole Loan Series 2004 FX-10) (the "MLPWSA"), pursuant to which the Servicer services certain fixed rate, fifteen- and thirty-year, conforming and non-conforming, first lien residential mortgage loans identified on Exhibit
A hereto (the "Mortgage Loans").

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated as of November 1, 2004 (the "Assignment Agreement"), the Seller acquired from the
Bank all of the Bank's right, title and interest in and to the Mortgage Loans and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such Mortgage Loans pursuant to the MLPWSA.

         WHEREAS, the Seller has conveyed the Mortgage Loans on a
servicing-retained basis to Structured Asset Securities Corporation (the
"Depositor"), which in turn has conveyed the Mortgage Loans to Citibank, N.A.
(the "Trustee") under a trust agreement dated as of November 1, 2004 (the "Trust
Agreement"), among the Trustee, the Depositor and the Master Servicer;

         WHEREAS, from time to time certain other of the mortgage loans conveyed by the Depositor to the Trustee under the Trust Agreement on the Closing Date and serviced by other servicers may subsequent to the Closing Date be transferred to the Servicer for servicing under this Agreement, at which date
Exhibit A hereto will be amended to include such mortgage loans which will then be considered "Mortgage Loans" under this Agreement;

         WHEREAS, the Seller desires that the Servicer service the Mortgage
Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Seller and of the Master Servicer to terminate the rights and obligations of the Servicer hereunder under the conditions set forth herein;

         WHEREAS, the Seller and the Servicer agree that the provisions of the
MLPWSA shall not apply to the Mortgage Loans for so long as the Mortgage Loans remain subject to the provisions of the Trust Agreement;

                                      -1-

         WHEREAS, the Master Servicer shall be obligated under the Trust
Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing
Agreement upon the occurrence and continuance of an Event of Default as provided herein;

         WHEREAS, the Seller and the Servicer acknowledge and agree that the
Seller will assign all of its rights and delegate all of its obligations hereunder (excluding the Seller's rights to terminate the rights and obligations of the Servicer hereunder, and the Seller's obligations pursuant to Section
9.02, all of which rights and obligations will remain with the Seller or be delegated or assigned to the Master Servicer) to the Trustee, and that each reference herein to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee, as assignee, whichever is the owner of the Mortgage
Loans from time to time;

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Master Servicer and the Servicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         The following terms are defined as follows:

         Agreement: This Securitization Servicing Agreement and all amendments hereof and supplements hereto.

         Ancillary Income: All income derived from the Mortgage Loans, excluding
Servicing Fees and Prepayment Charges attributable to the Mortgage Loans, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein or if the related
Mortgage has been recorded in the name of MERS or its designee, such actions as are necessary to cause the Trustee or its designee to be shown as the owner of the related Mortgage on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New
York, Arizona, California, Illinois or Colorado are authorized or obligated by law or executive order to be closed.

                                      -2-

         Certificateholder:  The meaning set forth in the Trust Agreement.

         Certificates: Any or all of the Certificates issued pursuant to the
Trust Agreement.

         Closing Date:  December 15, 2004

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the
Treasury regulations issued pursuant thereto.

         Condemnation Proceeds: All awards or settlements in respect of a
Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

         Custodial Account: The separate account or accounts created and maintained pursuant to Section 3.03.

         Custodial Agreement: The custodial agreement relating to the custody of the Mortgage Loans between the Custodian and the Trustee, as acknowledged by the
Servicer, dated as of November 1, 2004.

         Custodian: U.S. Bank National Association and its successors and assigns.

         Cut-off Date:  November 1, 2004.

         Depositor: Structured Asset Securities Corporation, or any successor in interest.

         Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a
Business Day, the next succeeding Business Day.

         Distressed Mortgage Loan: As of any Determination Date, any Mortgage
Loan that is delinquent in payment for a period of one hundred twenty (120) days or more, without giving effect to any grace period permitted by the related
Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

         Distribution Date: Commencing in December 2004, the 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day.

         Due Date: The day of the calendar month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. Pursuant to Section
4.04, with respect to any Mortgage Loan for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loan will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

                                      -3-

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance
Date and ending on the first day of the month of the Remittance Date.

         Eligible Deposit Account: An account that is maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution.

         Eligible Institution:  Any of the following:

                           (i) an institution whose:

                           (A) commercial paper, short-term debt obligations, or
                  other short-term deposits are rated at least "A-1+" or
                  long-term unsecured debt obligations are rated at least "AA-"
                  by S&P, if the amounts on deposit are to be held in the
                  account for no more than 365 days; or

                           (B) commercial paper, short-term debt obligations,
                  demand deposits, or other short-term deposits are rated at least "A-2" by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement. Upon the loss of the
                  required rating set forth in this clause (i), the accounts shall be transferred immediately to accounts which have the required rating. Furthermore, commingling by the Servicer is acceptable at the A-2 rating level if the Servicer is a bank, thrift or depository and provided the Servicer has the
                  capability to immediately segregate funds and commence
                  remittance to an Eligible Deposit Account upon a downgrade; or

                           (ii) the corporate trust department of a federal
depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S.
Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity.

         Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than one day prior to the Remittance Date in each month:

                           (i) direct obligations of, and obligations fully
guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United
States of America ("Direct Obligations");

                           (ii) federal funds, demand and time deposits in,
certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United
States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or the contractual commitment

                                      -4-

providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be)
have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                           (iii) repurchase agreements collateralized by Direct
Obligations or securities guaranteed by Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each
Rating Agency in its highest short-term rating category;

                           (iv) securities bearing interest or sold at a
discount issued by any corporation incorporated under the laws of the United
States of America or any state thereof which have a credit rating from each
Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the outstanding principal balance of the Mortgage Loans at any Determination Date and the aggregate principal amount of all Eligible
Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                           (v) commercial paper (including both
non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                           (vi) a Qualified GIC (as defined in the Trust
Agreement);

                           (vii) certificates or receipts representing direct
ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of
America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                           (viii) any other demand, money market, common trust
fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or
(B) that would not adversely affect the then current rating by any Rating Agency then rating the Certificates or the NIMS Securities. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or

                                      -5-

subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this
Agreement, and (z) services performed for such funds and pursuant to this
Agreement may converge at any time.

                  provided, however, that no such instrument shall be an
Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120%
of the yield to maturity at par of such underlying obligations.

         Environmental Problem Property: A Mortgaged Property or REO Property
that is in violation of any environmental law, rule or regulation.

         Errors and Omissions Insurance: Errors and Omissions Insurance to be
maintained by the Servicer in accordance with Section 3.13.

         Escrow Account: The separate account or accounts operated and maintained pursuant to Section 3.05.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         Event of Default:  Any event set forth in Section 8.01.

         FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

         Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with Section 3.13.

         HOEPA Claim Loan: A Mortgage Loan that the Mortgagor claims is subject to the Home Ownership and Equity Protection Act of 1994 ("HOEPA").

         Holder:  The meaning set forth in the Trust Agreement.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property, including the proceeds of any hazard or flood insurance policy, LPMI Policy or
PMI Policy.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such
Mortgage Loan, trustee's sale,

                                      -6-

foreclosure sale or otherwise, or the sale of the related REO Property, if the
Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

         LPMI Loan: A Mortgage Loan with a LPMI Policy.

         LPMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer pursuant to which the related premium is to be paid by the
Servicer from payments of interest made by the Mortgagor in an amount as is set forth in the related Mortgage Loan Schedule. An LPMI Policy shall also include any policy of primary mortgage guaranty insurance issued by a Qualified Insurer that is purchased by the Seller or its affiliate, Lehman Brothers Holdings Inc.
with respect to some or all of the Mortgage Loans.

         LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage
Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance
Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

         Master Servicer: Aurora Loan Services Inc. or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS
System.

         MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

         Monthly Advance: With respect to each Remittance Date and each Mortgage
Loan, an amount equal to the Monthly Payment (with the interest portion of such
Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii)
was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage
Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage
Loan, such determination shall be evidenced by a an Officer's Certificate of a
Servicing Officer delivered to the Master Servicer setting forth such determination and a reasonable explanation thereof.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

         Moody's:  Moody's Investors Service, Inc. or any successor in interest.

                                      -7-

         Mortgage: The mortgage, deed of trust or other instrument securing a
Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

         Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy to be maintained by the Servicer in accordance with
Section 3.12.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage
Note.

         Mortgage Loan: An individual mortgage loan which is the subject of this
Agreement, each mortgage loan subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Mortgage Loan documents, the Monthly Payments, Principal
Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds,
REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee and the LPMI Fee, if any.

         Mortgage Loan Schedule: A schedule of the Mortgage Loans attached hereto as Exhibit A setting forth information with respect to such Mortgage
Loans as agreed to by the Seller, the Servicer and the Master Servicer,
including but not limited to (i) a data field indicating whether such Mortgage
Loan is insured under a PMI Policy or LPMI Policy and identifying the related
Qualified Insurer and (ii) a Prepayment Charge Schedule. The Mortgage Loan
Schedule may be amended from time to time to include additional mortgage loans which are transferred to the Servicer in a servicing transfer or the substitutions of a qualified substitute mortgage loan for a defective mortgage loan.

         Mortgage Note: The note or other evidence of the indebtedness of a
Mortgagor secured by a Mortgage.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor:  The obligor on a Mortgage Note.

         Nonrecoverable Advance: Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan by the Servicer which, in the reasonable discretion of the Servicer, will not or, in the case of a proposed
Servicing Advance, would not, ultimately be recoverable by the Servicer from the related Mortgagor, related Liquidation Proceeds, Condemnation Proceeds,
Insurance Proceeds or otherwise. The determination by the Servicer that all or a portion of a Servicing Advance would be a Nonrecoverable Advance shall be evidenced by an Officer's Certificate delivered to the Master Servicer setting forth such determination and a reasonable explanation thereof.

                                      -8-

         Officer's Certificate: A certificate signed a Vice President or an assistant Vice President and by an Assistant Treasurers or Assistant Secretary
of the Servicer, and delivered to the Seller, the Master Servicer and/or the
Trustee as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Seller, the Trustee and the Master Servicer, but which must be an independent outside counsel with respect to any such opinion of counsel concerning all federal income tax matters.

         Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         PMI Policy: A policy of primary mortgage guaranty insurance issued by a
Qualified Insurer, including any bulk policy acquired in respect of the Mortgage
Loans, as required by this Agreement or the Trust Agreement with respect to certain Mortgage Loans.

         Prepayment Charge: With respect to any Mortgage Loan and Remittance
Date, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during the immediately preceding Principal
Prepayment Period in accordance with the terms thereof.

         Prepayment Interest Shortfall Amount: With respect to any Remittance
Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period (other than Principal
Prepayments relating to a repurchase of the Mortgage Loan by the Seller or any other Person), which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in the succeeding Principal Prepayment
Period, the amount of interest (net the related Servicing Fee for Principal
Prepayments in full only) that would have accrued on the amount of such
Principal Prepayment during the period commencing on the date as of which such
Principal Prepayment was applied to such Mortgage Loan and ending on the last day of the related Principal Prepayment Period.

         Prime Rate: The prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

         Principal Prepayment: Any payment or other recovery of principal on a
Mortgage Loan, including any payment or other recovery of principal in connection with the repurchase of a Mortgage Loan by the Seller, the Servicer or any other Person, which is received in advance of its scheduled Due Date, including any Prepayment Charge or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment Period: With respect to any Remittance Date and any full or partial Principal Prepayment, the calendar month immediately preceding the month of such Remittance Date.

                                      -9-

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae and Freddie Mac.

         Rating Agency: Each of Moody's and S&P or their successors. If such agencies or their successors are no longer in existence, "Rating Agencies" shall be such nationally recognized statistical rating agencies, or other comparable person, agreed upon and designated by the Seller, notice of which designation shall be given to the Trustee, the Master Servicer and the Servicer.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         Remittance Date: With respect to each Distribution Date, the 18th day
(or if such 18th day is not a Business Day, the first Business Day immediately following) of the month in which such Distribution Date occurs.

         REO Disposition: The final sale or other disposition by the Servicer of any REO Property.

         REO Disposition Proceeds: All amounts received with respect to an REO
Disposition pursuant to Section 3.17.

         REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, as described in Section 3.17.

         S&P: Standard & Poor's Ratings Services, a Division of The McGraw-Hill
Companies, Inc. or any successor in interest.

         Seller: Lehman Brothers Holdings Inc. or its successor in interest or assigns.

         Servicer: Chase Manhattan Mortgage Corporation or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property
is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the
Mortgaged Property, (e) LPMI Policy premiums, PMI Policy premiums, fire and hazard insurance coverage and repayment of senior liens and (f) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged
Property. The Servicer shall have no obligation to make any Servicing Advances if the Servicer determines that such Servicing Advances are or would constitute a Nonrecoverable Advance.

                                      -10-

         Servicing Fee: With respect to each Mortgage Loan, an amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from
Liquidation Proceeds to the extent permitted by Section 3.02 of this Agreement)
of such Monthly Payment collected by the Servicer, or as otherwise provided under this Agreement.

         Servicing Fee Rate:  0.25% per annum.

         Servicing File: The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

         Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the
Master Servicer upon request, as such list may from time to time be amended.

         Servicing Standard: The servicing and administration of the Mortgage
Loans for which the Servicer is responsible hereunder (a) in the same manner in which, and with the same care, skill, prudence and diligence with which the
Servicer generally services and administers similar mortgage loans with similar mortgagors (i) for other third parties, giving due consideration to customary and usual standards of practice of prudent institutional residential mortgage lenders servicing their own loans or (ii) held in the Servicer's own portfolio, whichever standard is higher, (b) with a view to the maximization of the recovery on such Mortgage Loans on a net present value basis and the best interests of the Trust Fund, any person to which the Mortgage Loans may be transferred by the Trustee, (c) without regard to (i) any relationship that the
Servicer or any affiliate thereof may have with the related Mortgagor or any other party to the transaction; (ii) the right of the Servicer to receive compensation or other fees for its services rendered pursuant to this Agreement;
(iii) the obligation of the Servicer to make Servicing Advances; (iv) the ownership, servicing or management by the Servicer or any affiliate thereof for others of any other mortgage loans or mortgaged properties; and (v) any debt the
Servicer or any affiliate of the Servicer has extended to any Mortgagor and (d)
in accordance with applicable state, local and federal laws, rules and regulations.

         Special Servicer: The person designated by the Seller (with the prior written consent of the Trustee and the Master Servicer) to assume the servicing of Distressed Mortgage Loans pursuant to Section 8.04 hereof.

         Termination Fee: The amount that the Seller shall be required to pay to the Servicer as liquidated damages as a result of the Seller terminating this
Agreement without cause with respect to some or all of the Mortgage Loans pursuant to Section 8.02 hereof.

         Trust Agreement: The Trust Agreement dated as of November 1, 2004, among the Trustee, the Master Servicer and the Depositor.

                                      -11-

         Trust Fund: The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any other assets as set forth therein.

         Trustee: Citibank, N.A. or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust
Agreement, then such successor trustee or such co-trustee, as the case may be.

                                   ARTICLE II.

      SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01.     Contract for Servicing; Possession of Servicing Files.

         The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer as the owner of the servicing rights, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. The Servicer shall maintain a Servicing File with respect to each Mortgage Loan in order to service such Mortgage Loans pursuant to this Agreement and each Servicing File delivered to the Servicer shall be held in trust by the Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller. The
Servicer's possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only. The Servicing File retained by the Servicer pursuant to this Agreement shall be identified in accordance with the Servicer's file tracking system to reflect the ownership of the related Mortgage Loan by the Trustee. The Servicer shall release from its custody the contents of any
Servicing File retained by it only in accordance with this Agreement.

Section 2.02.     Books and Records.

         All rights arising out of the Mortgage Loans shall be vested in the
Trustee, subject to the Servicer's right to service and administer the Mortgage
Loans hereunder in accordance with the terms of this Agreement. All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation and reimbursement to which the Servicer is entitled as set forth herein, including but not limited to Section 5.03 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

         The Servicer shall forward to the related Custodian original documents evidencing an assumption, modification, consolidation or extension of any
Mortgage Loan entered into in accordance with Section 3.01 within one week of their execution; provided, however, that the Servicer shall provide such
Custodian with a Servicer certified true copy of any such document

                                      -12-

submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 120 days of its submission for recordation.

                                  ARTICLE III.

                         SERVICING OF THE MORTGAGE LOANS

Section 3.01.     Servicer to Service.

         The Servicer shall service and administer the Mortgage Loans from and after the Closing Date, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with the Servicing Standard.

         Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any
Mortgagor if in accordance with the Servicing Standard such waiver, modification, postponement or indulgence is not materially adverse to the Trust
Fund; provided, however, that unless the Servicer has obtained the prior written consent of the Master Servicer, the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal), or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any
Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the
Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The
Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 3.04. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the
Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the
Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with a power of attorney in a form similar to Exhibit H hereto (provided that any such power of attorney shall be acceptable to the Trustee), and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement; provided that the Trustee shall not be liable for the actions of the Servicer under any such powers of attorney. Promptly after the execution of any assumption, modification, consolidation or extension of any
Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension.
Notwithstanding anything to the contrary contained in this Servicing Agreement, the

                                      -13-

Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust
Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

         The Servicer shall not without the Trustee's written consent: (i)
initiate any action, suit or proceedings solely under the Trustee's name without indicating the Servicer's representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state. The Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Servicer.

         In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it would employ and exercise in servicing and administering similar mortgage loans for other institutional investors, giving due consideration to the Servicing Standard where such practices do not conflict with the requirements of this Agreement.

Section 3.02.     Collection and Liquidation of Mortgage Loans.

         Continuously from the Closing Date, until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         The Servicer shall use its best efforts, consistent with the Servicing
Standard, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.01. The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Trustee, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i)
that such restoration will increase the proceeds of liquidation of the related
Mortgage Loan to the Master Servicer after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged
Property. In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 3.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as (1) the Servicer would take for other institutional investors under similar circumstances with respect to a similar mortgage loan, (2) shall be consistent with the Servicing
Standard,

                                      -14-

(3) the Servicer shall determine prudently to be in the best interest of the
Trust Fund, and (4) is consistent with any related LPMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to
Section 3.01 and remains delinquent for a period of one hundred and five (105)
days or any other default continues for a period of one hundred and five (105)
days beyond the expiration of any grace or cure period, the Servicer shall commence foreclosure proceedings. The Servicer shall notify the Master Servicer in writing of the commencement of foreclosure proceedings on a monthly basis no later than the fifth Business Day of each month (which notification may be included within the monthly reports submitted to the Master Servicer under this
Agreement). In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Section 3.04.

         Notwithstanding the generality of the preceding paragraph, the Servicer shall take such actions generally in accordance with the Servicer's established default timeline and in accordance with the Servicing Standard with respect to each Mortgagor for which there is a delinquency until such time as such
Mortgagor is current with all payments due under the Mortgage Loan.

         With respect to a HOEPA Claim Loan, upon receipt of notice from the
Trustee, the Master Servicer or the Mortgagor that the Mortgagor has instituted a claim that the related Mortgage Loan was originated in violation of HOEPA, the
Servicer shall, unless otherwise directed by such party, suspend all of its loss mitigation activities with respect to such Mortgage Loan until such time as such claim has been resolved. In the event that such party provides direction to the
Servicer, the Servicer shall continue to service such HOEPA Claim Loan pursuant to the Servicing Standard, provided that such direction is not inconsistent with the Servicing Standard.

Section 3.03.     Establishment of and Deposits to Custodial Account.

                  (a) The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall initially establish and maintain a
Custodial Account, in the form of a time deposit or demand account titled "Chase
Manhattan Mortgage Corporation in trust for Citibank, N.A., as Trustee for
SASCO, Series 2004-22" and referred to herein as the "Custodial Account." The
Custodial Account shall be an Eligible Deposit Account established with an
Eligible Institution. Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.10 hereof. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04(a) hereof. The creation of the Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B. A copy of such certification or letter agreement shall be furnished to the Trustee, the
Master Servicer and, upon request, to any subsequent owner of the Mortgage
Loans.

                  (b) The Servicer shall deposit in the Custodial Account on a daily basis, but not more than two (2) Business Days after receipt by the
Servicer and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-

                                      -15-

off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date) or the Servicing Transfer Date, as applicable:

                           (i) all payments on account of principal on the
Mortgage Loans, including all Principal Prepayments and all Prepayment Charges;

                           (ii) all payments on account of interest on the
Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

                           (iii) all Prepayment Charges;

                           all Liquidation Proceeds;

                           (iv) all Insurance Proceeds including amounts
required to be deposited pursuant to Section 3.11 (other than proceeds to be held in the Escrow Account and applied to the restoration and repair of the
Mortgaged Property or released to the Mortgagor in accordance with the related
Mortgage Loan documents and the Servicing Standard);

                           (v) all Condemnation Proceeds that are not applied to
the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the related Mortgage Loan documents and the Servicing
Standard;

                           (vi) with respect to each Principal Prepayment in
full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing
Fee actually received for such month for the Mortgage Loans;

                           (vii) all Monthly Advances made by the Servicer
pursuant to Section 4.03;

                           (viii) any amounts received from the seller of a
Mortgage Loan or any other person giving representations and warranties with respect to the Mortgage Loan, in connection with the repurchase of any Mortgage
Loan;

                           (ix) any amounts required to be deposited by the
Servicer pursuant to Section 3.11 in connection with the deductible clause in any blanket hazard insurance policy;

                           (x) any amounts received with respect to or related
to any REO Property or REO Disposition Proceeds;

                           (xi) any amounts required to be deposited by the
Servicer pursuant to Section 3.16 in connection with any unpaid claims that are a result of a breach by the Servicer or any subservicer of the obligations hereunder or under the terms of a PMI Policy; and

                           (xii) any other amount required to be deposited in
the Custodial Account pursuant to this Agreement.

                                      -16-

         The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and
Ancillary Income need not be deposited by the Servicer into the Custodial
Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the
Servicer shall be entitled to retain and withdraw such interest from the
Custodial Account pursuant to Section 3.04. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

Section 3.04.     Permitted Withdrawals From Custodial Account.

                  (a) The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                           (i) to make payments to the Master Servicer in the
amounts and in the manner provided for in Section 4.01;

                           (ii) in the event the Servicer has elected not to
retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of
Insurance Proceeds, Liquidation Proceeds or Condemnation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage
Loan;

                           (iii) to reimburse itself for unreimbursed Monthly
Advances and Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO
Disposition Proceeds and other amounts received in respect of the related REO
Property, and such other amounts as may be collected by the Servicer from the
Mortgagor or otherwise relating to such Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund;

                           (iv) to reimburse itself following a final
liquidation of a Mortgage Loan for any previously unreimbursed Servicing
Advances made by the Servicer that it determines are Nonrecoverable Advances, it being understood, in the case of each such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund;

                           (v) to pay itself interest on funds deposited in the
Custodial Account;

                           (vi) to transfer funds to another Eligible
Institution in accordance with Section 3.11 hereof;

                           (vii) to invest funds in certain Eligible Investments
in accordance with Section 3.11 hereof;

                                      -17-

                           (viii) with respect to each LPMI Loan, an amount
equal to the related LPMI Fee to make payment of premiums due under the LPMI
Policy;

                           (ix) to withdraw funds deposited in error; and

                           (x) to clear and terminate the Custodial Account upon
the termination of this Agreement.

Section 3.05.     Establishment of and Deposits to Escrow Account.

         The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled,
"Chase Manhattan Mortgage Corporation in trust for Citibank, N.A., as Trustee for the SASCO, Series 2004-22". The Escrow Accounts shall be Eligible Accounts established with an Eligible Institution in a manner that shall provide maximum available insurance thereunder. Nothing herein shall require the Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C hereto. A copy of such certification or letter agreement shall be furnished to the Master Servicer.

         The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

                           (i) all Escrow Payments collected on account of the
Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                           (ii) all amounts representing Insurance Proceeds or
Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

         The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 3.06. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Servicer shall pay interest on escrowed funds to the
Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 3.06.     Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the
Servicer only:

                           (i) to effect timely payments of ground rents, taxes,
assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

                                      -18-

                           (ii) to reimburse the Servicer for any Servicing
Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

                           (iii) to refund to any Mortgagor any funds found to
be in excess of the amounts required under the terms of the related Mortgage
Loan;

                           (iv) to the extent permitted by applicable law, for
transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related
Mortgage and Mortgage Note;

                           (v) for application to restoration or repair of the
Mortgaged Property in accordance with Section 3.15;

                           (vi) to pay to the Servicer, or any Mortgagor to the
extent required by law, any interest paid on the funds deposited in the Escrow
Account; and

                           (vii) to clear and terminate the Escrow Account on
the termination of this Agreement.

         The Servicer will be responsible for the administration of the Escrow
Accounts and will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 3.06, reimbursable from the
Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to avoid the lapse of insurance coverage on the Mortgaged Property, or which the Servicer knows, or in servicing the Mortgage Loans in accordance with the Servicing Standard should know, is necessary to avoid the loss of the
Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage being imposed, the Servicer will advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged
Property in order to prevent loss of title to the Mortgaged Property.

Section 3.07.     [Reserved].

Section 3.08.     Completion and Recordation of Assignment of Mortgage.

         To the extent permitted by applicable law, each of the Assignments of
Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere. The cost of any such recordation by the Servicer shall be borne by the Seller.

Section 3.09.     Payment of Taxes, Insurance and Other Charges.

                  (a) With respect to each Mortgage Loan which provides for
Escrow Payments, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien

                                      -19-

upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges
(including renewal premiums) ("Property Charges") and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of the same or the making of the Escrow Payments.

                  (b) To the extent that a Mortgage Loan does not provide for
Escrow Payments, the Servicer shall make advances from its own funds to effect payment of all Property Charges upon receipt of notice of any failure to pay on the part of the Mortgagor, or at such other time as the Servicer determines to be in the best interest of the Trust Fund, provided, that in any event the
Servicer shall pay such charges on or before any date by which payment is necessary to preserve the lien status of the Mortgage. The Servicer shall pay any late fee or penalty which is payable due to any delay in payment of any
Property Charge to avoid a loss of the Mortgaged Property.

Section 3.10.     Protection of Accounts.

         The Servicer may transfer the Custodial Account or any Escrow Account to a different Eligible Institution from time to time; provided that in the event the Custodial Account or any Escrow Account is held in a depository institution or trust company that ceases to be an Eligible Institution, the
Servicer shall transfer such Custodial Account or Escrow Account, as the case may be, to an Eligible Institution. The Servicer shall give notice to the Master
Servicer of any change in the location of the Custodial Account.

         The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow
Account are not demand deposit accounts.

         Amounts on deposit in the Custodial Account may at the option of the
Servicer be invested in Eligible Investments. Any such Eligible Investment shall mature no later than two (2) Business Days prior to the Remittance Date in each month; provided, however, that if such Eligible Investment is an obligation of an Eligible Institution (other than the Servicer) that maintains the Custodial
Account, then such Eligible Investment may mature on the related Remittance
Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account, by the Servicer out of its own funds immediately as realized. If, at any time, the amount on deposit in the Custodial Account exceeds the amount of the applicable FDIC insurance, such excess above the amount of the applicable FDIC insurance shall be invested in Eligible Investments.

                                      -20-

Section 3.11.     Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer acceptable under the Servicing Standard against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

         If upon origination of the Mortgage Loan, the related Mortgaged
Property was located in an area identified in the Federal Register by the Flood
Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable under the
Servicing Standard in an amount representing coverage equal to the lesser of (i)
the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the
Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Servicing Standard that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster
Protection Act of 1973, as amended, the Servicer shall notify the related
Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within thirty (30) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

         The Servicer shall cause to be maintained on each Mortgaged Property such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with the
Servicing Standard.

         In the event that the Master Servicer or the Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the
Mortgagor pursuant to the terms of the Mortgage, the Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the
Mortgaged Property.

         All policies required hereunder shall name the Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for

                                      -21-

at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

         The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the
Servicer shall not accept any such insurance policies from insurance companies unless such companies are generally acceptable under the Servicing Standard. The
Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

         Pursuant to Section 3.04, any amounts collected by the Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the
Mortgagor, in accordance with the Servicer's normal servicing procedures as specified in Section 3.15) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.06.

         Notwithstanding anything set forth in the preceding paragraph, the
Servicer agrees to indemnify the Trustee, the Certificateholders, the Master
Servicer and the Trust Fund for any claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that any such indemnified party may sustain in any way related to the failure of the Mortgagor (or the Servicer) to maintain hazard insurance or flood insurance with respect to the related Mortgaged Property which complies with the requirements of this section.

Section 3.12.     Maintenance of Mortgage Impairment Insurance.

         In the event that the Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section
3.11 and otherwise complies with all other requirements of Section 3.11, it shall conclusively be deemed to have satisfied its obligations as set forth in
Section 3.11. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.11, and there shall have been a loss which would have been covered by such policy, the
Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Servicer's funds, without reimbursement therefor. Upon request of the Master Servicer or the Trustee, the
Servicer shall cause to be delivered to such person a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Master Servicer and the Trustee.

                                      -22-

Section 3.13.     Maintenance of Fidelity Bond and Errors and Omissions
                  Insurance.

         The Servicer shall maintain with a carrier generally acceptable under the Servicing Standard, at its own expense, a blanket Fidelity Bond and an
Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans
("Servicer Employees"). Any such Fidelity Bond and Errors and Omissions
Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer
Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by the Servicer.
Upon the request of the Master Servicer or the Trustee, the Servicer shall cause to be delivered to such party a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Master Servicer and the
Trustee.

Section 3.14.     Inspections.

         The Servicer shall inspect the Mortgaged Property as often as deemed necessary by the Servicer under the Servicing Standard to assure itself that the value of the Mortgaged Property is being preserved. In addition, the Servicer shall inspect the Mortgaged Property and/or take such other actions as may be necessary or appropriate in accordance with the Servicing Standard or as may be required by the primary mortgage guaranty insurer. The Servicer shall keep a written report of each such inspection.

Section 3.15.     Restoration of Mortgaged Property.

         The Servicer need not obtain the approval of the Master Servicer or the
Trustee prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged
Property if such release is in accordance with the Servicing Standard. At a minimum, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

                           (i) the Servicer shall receive satisfactory
independent verification of completion of repairs and issuance of any required approvals with respect thereto;

                           (ii) the Servicer shall take all steps necessary to
preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

                                      -23-

                           (iii) pending repairs or restoration, the Servicer
shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow
Account.

Section 3.16.     Maintenance of PMI and/or LPMI Policy; Claims.

                  (a) The Servicer shall comply with all provisions of
applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time. The Servicer shall be obligated to make premium payments with respect to (i) LPMI Policies, to the extent of the LPMI Fee set forth on the Mortgage Loan Schedule with respect to any LPMI Loans, which shall be paid out of the interest portion of the related
Monthly Payment or, if a Monthly Payment is not made, from the Servicer's own funds and (ii) PMI Policies required to be maintained by the Mortgagor rather than the Seller, if the Mortgagor is required but fails to pay any PMI Policy premium, which shall be paid from the Servicer's own funds. Any premium payments made by the Servicer from its own funds pursuant to this Section 3.16(a) shall be recoverable by the Servicer as a Servicing Advance, subject to the reimbursement provisions of Section 3.04(iii).

         With respect to each Mortgage Loan (other than LPMI Loans) with a loan-to-value ratio at origination in excess of 80%, the Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a
PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to
80%. In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Mortgage Loan, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the
Servicer shall obtain a replacement PMI Policy as provided above.

                  (b) With respect to each Mortgage Loan covered by a PMI Policy or LPMI Policy, the Servicer shall take all such actions on behalf of the
Trustee as are necessary to service, maintain and administer the related
Mortgage Loan in accordance with such Policy and to enforce the rights under such Policy. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust Fund to do anything it deems appropriate or desirable in connection with the servicing, maintenance and administration of such Policy; provided that the Servicer shall not take any action to permit any modification or assumption of a Mortgage Loan covered by a LPMI or PMI Policy, or take any other action with respect to such Mortgage Loan, which would result in non-coverage under such Policy of any loss which, but for actions of any
Servicer or the subservicer, would have been covered thereunder. If the
Qualified Insurer

                                      -24-

fails to pay a claim under a LPMI or PMI Policy solely as a result of a breach by the Servicer or subservicer of its obligations hereunder or under such
Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any rights to reimbursement from the Trust
Fund. The Servicer shall cooperate with the Qualified Insurers and shall furnish all reasonable evidence and information in the possession of the Servicer to which the Servicer has access with respect to the related Mortgage Loan;
provided, however, notwithstanding anything to the contrary contained in any
LPMI Policy or PMI Policy, the Servicer shall not be required to submit any reports to the related Qualified Insurer until a reporting date that is at least
15 days after the Servicer has received sufficient loan level information from the Seller to appropriately code its servicing systems in accordance with the
Qualified Insurer's requirements.

                  (c) In connection with its activities as servicer, the
Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the Qualified Insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account pursuant to Section 3.03(xii), subject to withdrawal pursuant to Section 3.04.

                  (d) The Trustee shall furnish the Servicer with any powers of attorney and other documents (within three (3) Business Days upon request from the Servicer) in form as provided to it necessary or appropriate to enable the
Servicer to service and administer any PMI or LPMI Policy; provided, however, that the Trustee shall not be liable for the actions of the Servicer under such power of attorney.

                  (e) The Servicer shall deposit into the Custodial Account
pursuant to Section 3.03(v) hereof all Insurance Proceeds received under the terms of a PMI Policy or an LPMI Policy.

                  (f) Notwithstanding the provisions of (a) and (b) above, the
Servicer shall not take any action in regard to any PMI Policy or LPMI Policy inconsistent with the interests of the Trustee or the Certificateholders or with the rights and interests of the Trustee or the Certificateholders under this
Agreement.

Section 3.17.     Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee in trust for the benefit of the Certificateholders, or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an
Opinion of Counsel obtained by the Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person

                                      -25-

or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

         The Servicer shall manage, conserve, protect and operate each REO
Property for the Trustee solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee and the Certificateholders.

         If the Servicer hereafter becomes aware that a Mortgaged Property is an
Environmental Problem Property, the Servicer will notify the Master Servicer of the existence of the Environmental Problem Property. Additionally, the Servicer
shall set forth in such notice a description of such problem, a recommendation to the Master Servicer relating to the proposed action regarding the
Environmental Problem Property, and the Servicer shall carry out the recommendation set forth in such notice unless otherwise directed by the Master
Servicer in writing within five (5) days after its receipt (or deemed receipt)
of such notice in accordance with the terms and provisions of Section 9.04 below. Notwithstanding the foregoing, the Servicer shall obtain the Master
Servicer's written consent to any expenditures proposed to remediate
Environmental Problem Properties or to defend any claims associated with
Environmental Problem Properties if such expenses, in the aggregate, are expected to exceed $100,000. Failure to provide written notice of disapproval of the expenditure within five (5) days of receipt (or deemed receipt) of such request for prepaid expenditures shall be deemed an approval of such expenditure. If the Servicer has received reliable instructions to the effect that a Property is an Environmental Problem Property (e.g., Servicer obtains a broker's price opinion which reveals the potential for such problem), the
Servicer will not accept a deed-in-lieu of foreclosure upon any such Property without first obtaining a preliminary environmental investigation for the
Property satisfactory to the Master Servicer.

         In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service
(and provide a copy of the same to the Master Servicer) to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the
Servicer has received such an extension (and provided a copy of the same to the
Trustee and the Master Servicer), then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO
Property within the period ending three months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received

                                      -26-

such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the
Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO
Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended
Period, as the case may be. The Trustee shall (i) sign any document prepared and delivered to it by the Servicer or (ii) take any other action, in each case reasonably requested by the Servicer, which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

         Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be held, rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code;
or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property and, to the extent required and available under the Flood Disaster Protection
Act of 1973, as amended, flood insurance in the amount required above.

         The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to this Section or Section 4.03.

         The Servicer shall make advances of all funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 3.11, such advances to be reimbursed from the disposition or liquidation proceeds of the REO Property. The
Servicer shall make monthly distributions on each Remittance Date to the Master
Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this Section
3.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 3.18.     Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 4.02, the
Servicer shall furnish to the Master Servicer on or before the Remittance Date in each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such

                                      -27-

REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Master Servicer shall reasonably request.

Section 3.19.     Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Trustee pursuant to a deed in lieu of foreclosure, the Servicer shall submit to the Trustee and the Master Servicer a monthly liquidation report with respect to such Mortgaged Property. In addition, the Servicer shall provide the Master Servicer a report setting forth Servicing Advances and other expenses incurred connection with the liquidation of any Mortgage Loan.

Section 3.20.     Reports of Foreclosures and Abandonments of Mortgaged
                  Property.

         Following the foreclosure sale or abandonment of any Mortgaged
Property, the Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

Section 3.21.     Prepayment Charges.

         The Servicer or any designee of the Servicer shall not waive any
Prepayment Charge with respect to any Mortgage Loan which contains a Prepayment
Charge which prepays during the term of the charge. If the Servicer or its designee fails to collect the Prepayment Charge upon any prepayment of any
Mortgage Loan which contains a Prepayment Charge, the Servicer shall pay the
Trust Fund at such time (by deposit to the Custodial Account) an amount equal to amount of the Prepayment Charge which was not collected. Notwithstanding the above, the Servicer or its designee may waive (and shall waive, in the case of
(vi below) a Prepayment Charge without paying the Trust Fund the amount of the
Prepayment Charge if (i) the Mortgage Loan is in default (defined as 61 days or more delinquent) and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage
Loan, (ii) if the prepayment is not a result of a refinancing by the Servicer or any of its affiliates and the Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (iii) the collection of the Prepayment Charge would be in violation of applicable laws,
(iv) the collection of such Prepayment Charge would be considered "predatory"
pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters (vi) notwithstanding any state or federal law to the contrary, any Prepayment Charge in any instance when a Mortgage Loan is in foreclosure.

Section 3.22.     Compliance with Safeguarding Customer Information
                  Requirements.

         The Servicer has implemented and will maintain security measures designed to meet the objectives of the Interagency Guidelines Establishing
Standards for Safeguarding Customer Information published in final form on
February 1, 2001, 66 Fed. Reg. 8616, and the rules promulgated thereunder, as amended from time to time (the "Guidelines"). The Servicer shall promptly provide the Seller information regarding the implementation of such security measures upon the reasonable request of the Seller.

                                      -28-

Section 3.23.     [Reserved].

                                   ARTICLE IV.

                           PAYMENTS TO MASTER SERVICER

Section 4.01.     Remittances.

         On each Remittance Date, no later than 3:00 p.m. New York City time, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the last day of the related
Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (b) all Monthly Advances, if any, which the
Servicer is obligated to make pursuant to Section 4.03, minus (c) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds,
Condemnation Proceeds or REO Disposition Proceeds received after the applicable
Principal Prepayment Period, which amounts shall be remitted on the following
Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vii), and minus (d) any amounts attributable to
Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such
Monthly Payment.

         With respect to any remittance received by the Master Servicer after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business
Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any
Event of Default by the Servicer.

         All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                                      -29-

                  JPMorgan Chase Bank
                  New York, New York
                  ABA#:  021-000-021
                  Account Name:  Aurora Loan Services Inc.
                    Master Servicing Payment Clearing Account
                  Account Number:  066-611059
                  Beneficiary:  Aurora Loan Services Inc.

                  For further credit to:  2004-22

Section 4.02.     Statements to Master Servicer.

         Not later than the tenth (10th) calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately preceding Business
Day), the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii)
all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer. The format of this monthly reporting may be amended from time to time to the extent necessary to comply with applicable law.

         Such monthly remittance advice shall also be accompanied with a supplemental report provided to the Master Servicer and the Seller which includes on an aggregate basis for the previous calendar month (i) the amount of claims filed, (ii) the amount of any claim payments made, (iii) the amount of claims denied or curtailed and (iv) policies cancelled with respect to those
Mortgage Loans covered by any PMI Policy purchased by Seller on behalf of the
Trust Fund. The Master Servicer will convert such data into a format acceptable to the Trustee and provide monthly reports to the Trustee pursuant to the Trust
Agreement; provided, however, notwithstanding anything to the contrary contained in a PMI Policy, the Servicer shall not be required to submit any supplemental reports including the foregoing data with respect to a PMI Policy until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from Seller to appropriately code its servicing system in accordance with the PMI Insurer's requirements.

         Such monthly remittance advice shall also be accompanied by a supplemental report provided to the Master Servicer, and the Seller which includes on an aggregate basis for the previous calendar month (i) the amount of claims filed on any LPMI Policy, (ii) the amount of any claim payments made on any LPMI Policy, (iii) the amount of claims denied or curtailed on any LPMI
Policy and (iv) policies cancelled with respect to those Mortgage Loans covered by any LPMI Policy purchased by the Seller on behalf of the Trust Fund.

         In addition, at the Master Servicer's request, not more than 60 days after the end of each calendar year, commencing December 31, 2004, the Servicer shall provide (as such information becomes reasonably available to the Servicer)
to the Master Servicer, such information concerning the Mortgage Loans and annual remittances to the Master Servicer relating thereto as

                                      -30-

is necessary for the Trustee to prepare the Trust Fund's federal income tax return and for any investor in the Certificates to prepare any required tax return. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the
Servicer to the Master Servicer and the Trustee pursuant to any requirements of the Code as from time to time are in force. The Servicer shall also provide to the Trustee such information as may be requested by it and required for the completion of any tax reporting responsibility of the Trustee within such reasonable time frame as shall enable the Trustee to timely file each Schedule Q
(or other applicable tax report or return) required to be filed by it.

Section 4.03.     Monthly Advances by Servicer.

         On the Business Day immediately preceding each Remittance Date, the
Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to all Monthly
Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination
Date. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future
Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such
Remittance Date. The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer upon request.

         The Servicer's obligation to make such Monthly Advances as to any
Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation
Proceeds) with respect to the related Mortgage Loan.

Section 4.04.     Due Dates Other Than the First of the Month.

         Mortgage Loans having Due Dates other than the first day of a month shall be accounted for as described in this Section 4.04. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month following the month in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on
September 15 shall be considered to be due on October 1 of said month. Any payment collected on a Mortgage Loan after the Cut-off Date shall be deposited in the Custodial Account. For Mortgage Loans with Due Dates on the first day of a month, deposits to the Custodial Account begin with the payment due on the first of the month following the Cut-off Date.

Section 4.05.     Credit Reporting.

         For each Mortgage Loan, in accordance with its current servicing practices, the Servicer will accurately and fully report its underlying borrower credit files to each of three major national credit reporting agencies on a monthly basis in a timely manner. In addition, with respect to any Mortgage Loan serviced for a Fannie Mae pool, the Servicer shall transmit full

                                      -31-

credit reporting data to each of such credit repositories in accordance with
Fannie Mae Guide Announcement 95-19 (November 20, 1995), a copy of which is attached hereto as Exhibit G, reporting each of the following statuses, each month with respect to a Mortgage Loan in a Fannie Mae pool: New origination, current, delinquent (30-60-90-days, etc), foreclosed or charged off.

                                   ARTICLE V.

                          GENERAL SERVICING PROCEDURES

Section 5.01.     Transfers of Mortgaged Property.

         The Servicer shall use its best efforts to enforce any "due-on-sale"
provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the
Mortgagor remains liable on the Mortgage and the Mortgage Note. When the
Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related LPMI Policy, if any.

         If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage
Note and the original Mortgagor remains liable thereon or (ii) in the event the
Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the seller of the Mortgaged Property pursuant to which the original
Mortgagor is released from liability and the seller of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. In connection with any such assumption, none of the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

         To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by the Servicer, its affiliates or Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loans.
If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the
Mortgage Loan.

Section 5.02.     Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the

                                      -32-

Servicer shall notify the Master Servicer in the Monthly Remittance Advice as
provided in Section 4.02, and may request the release of any Mortgage Loan
Documents from the Seller in accordance with this Section 5.02 hereof.

         If the Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Servicer otherwise prejudice any rights the Seller, the Trustee or the Trust
Fund may have under the mortgage instruments, the Servicer shall deposit into the Custodial Account the entire outstanding principal balance, plus all accrued interest on such Mortgage Loan, on the day preceding the Remittance Date in the month following the date of such release. The Servicer shall maintain the
Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
Section 3.13 insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 5.03.     Servicing Compensation.

         As consideration for servicing the Mortgage Loans subject to this
Agreement, the Servicer shall retain the relevant Servicing Fee for each
Mortgage Loan remaining subject to this Agreement during any month or part thereof. Such Servicing Fee shall be payable monthly. Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer and is not required to be deposited in the Custodial Account. The obligation of the Seller to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of such Monthly Payment collected by the
Servicer.

         The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 5.04.     Annual Audit Report.

         As soon as practicable in each year beginning with 2005, but in no event later than March 15th of each year, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to the Servicer), which is a member of the American Institute of
Certified Public Accountants, to furnish to the Seller, the Trustee, the
Depositor and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers
(or such other attestation program as may be required by applicable law or regulation), such firm is of the opinion that the Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation
Program for Mortgage Bankers (or such other attestation program as may be required by applicable law or regulation) except for such exceptions that, in the opinion of such

                                      -33-

firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

Section 5.05.     Annual Officer's Certificate.

                  (a) On or before March 15th of each year, beginning with March
15, 2005, the Servicer, at its own expense, will deliver to the Seller, the
Trustee, the Depositor and the Master Servicer (i) a Servicing Officer's
certificate stating, as to each signer thereof, that (1) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (2) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default or (ii) such other certificates as may be required from an asset or mortgage servicer under applicable law or regulation.

                  (b) For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of the
Trust Fund, no later than March 15th of each year, beginning with March 15, 2005
(or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, the Trustee, and the Depositor are required to provide a certificate pursuant to applicable law, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the
Trustee, and the Depositor for the benefit of the Trust Fund and the Master
Servicer, the Trustee and the Depositor and their officers, directors and affiliates, in the form of Exhibit E hereto.

Section 5.06.     Inspection.

         The Servicer shall provide the Trustee and the Master Servicer upon five (5) Business Days' advance notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer responsible for such obligations. Upon request, the Servicer shall furnish to the Trustee and the
Master Servicer its most recent publicly available financial statements and such other information relating to its capacity to perform its obligations under this
Agreement.

                                   ARTICLE VI.

                   REPRESENTATIONS, WARRANTIES AND AGREEMENTS

Section 6.01.     Representations, Warranties and Agreements of the Servicer.

         The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Master Servicer, the Depositor and the Trustee, as of the Closing Date:

                  (a) Due Organization and Authority. The Servicer is a
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry on its business as now being conducted and is

                                      -34-

licensed, qualified and in good standing in each state where a Mortgaged
Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement;
the Servicer has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this
Agreement evidences the valid, binding and enforceable obligation of the
Servicer (except to the extent bankruptcy, insolvency, reorganization, fraudulent conveyance, or similar laws affect the enforcement of creditors'
rights generally) and all requisite corporate action has been taken by the
Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

                  (b) Ordinary Course of Business. The consummation of the
transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                  (c) No Conflicts. Neither the execution and delivery of this
Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will (i) conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the
Servicer is now a party or by which it is bound, (ii) constitute a default under any of the foregoing, (iii) result in an acceleration under any of the foregoing, (iv) result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject or (v)
impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (e) No Litigation Pending. There is no action, suit,
proceeding or investigation pending or, to the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

                  (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the
Servicer with this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                                      -35-

                  (g) No Default. The Servicer is not in default, and no event or condition exists that after the giving of notice or lapse of time or both, would constitute an event of default under any material mortgage, indenture, contract, agreement, judgment, or other undertaking, to which the Servicer is a party or which purports to be binding upon it or upon any of its assets, which default could impair materially the ability of the Servicer to perform under the terms of this Agreement;

                  (h) Ability to Service. The Servicer is an approved
seller/servicer of conventional residential mortgage loans for Fannie Mae and
Freddie Mac, with the facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage
Loans. The Servicer is in good standing to service mortgage loans for either
Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Servicer unable to comply with either Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either of Fannie Mae or Freddie Mac;

                  (i) No Untrue Information. Neither this Agreement nor any
statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading; and

                  (j) No Commissions to Third Parties. The Servicer has not
dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller.

Section 6.02.     Remedies for Breach of Representations and Warranties of the
                  Servicer.

         It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the
Master Servicer and the Trustee. Upon discovery by either the Servicer, the
Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this
Agreement or otherwise materially and adversely affects the value of the
Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interests of the Master Servicer or the
Trustee, the party discovering such breach shall give prompt written notice to the other.

         Within 60 days of the earlier of either discovery by or notice to the
Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's or the
Master Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage

                                      -36-

Loans) to a successor servicer. Such assignment shall be made in accordance with
Sections 8.01 and 8.02.

         In addition, the Servicer shall indemnify the Master Servicer and the
Trustee and hold each of them harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer's representations and warranties contained in Section 6.01.

         Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Master Servicer, the Depositor or the Trustee to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii)
demand upon the Servicer by the Master Servicer or the Trustee for compliance with this Agreement.

Section 6.03.     Additional Indemnification by the Servicer.

         The Servicer shall indemnify the Master Servicer, the Depositor, the
Trustee, and the Trust Fund and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses
(collectively, the "Liabilities") that the indemnified party may sustain in any way related to the failure of the Servicer to perform its duties and service the
Mortgage Loans in accordance with the terms of this Agreement (including but not limited to its obligation to provide the certification pursuant to Section
5.05(b) hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section 5.05(b). The Servicer shall immediately notify the Master Servicer, the Depositor and the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans that may result in such Liabilities, and the Servicer shall assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any indemnified party in respect of such claim and follow any written instructions received from the such indemnified party in connection with such claim. The Servicer shall be reimbursed promptly from the Trust Fund for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section
6.02, or the failure of the Servicer to service and administer the Mortgage
Loans in accordance with the terms of this Agreement. In the event a dispute arises between the Servicer and an indemnified party with respect to any of the rights and obligations of the parties pursuant to this Agreement, and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party (if the Trustee, the Trust Fund) shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

                                      -37-

Section 6.04.     Indemnification with Respect to Certain Taxes and Loss of
                  REMIC Status.

         In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual
Certificate, the Master Servicer, the Trustee and the Trust Fund against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the
Master Servicer, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Trustee and the Trust Fund now or
hereafter existing at law or in equity or otherwise. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this
Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

Section 6.05.     Reporting Requirements of the Commission and Indemnification.

         Notwithstanding any other provision of this Agreement, the Servicer (i)
agrees to negotiate in good faith any amendment or modification (including an indemnification agreed to in connection therewith) to this Agreement as may be necessary, in the judgment of the Depositor and its counsel (as evidenced by an opinion of such counsel addressed to the Servicer), to comply with any rules promulgated by the U.S. Securities and Exchange Commission (the "Commission")
and any interpretations thereof by the staff of the Commission (collectively,
"SEC Rules") and (ii) with reasonable notice and upon written request, provide to the Depositor for inclusion in any periodic report required to be filed under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), such items of information regarding this Agreement and matters related to the
Servicer, including as applicable (by way of example and not limitation), a description of any material litigation or governmental action or proceeding involving the Servicer or its affiliates (collectively, the "Servicer
Information"), provided, that such information shall be required to be provided by the Servicer only to the extent that such shall be determined by the
Depositor and its counsel (as evidenced by an opinion of such counsel addressed to the Servicer) to be necessary to comply with any SEC Rules.

Section 6.06.     [Reserved].

                                      -38-

                                  ARTICLE VII.

                                  THE SERVICER

Section 7.01.     Merger or Consolidation of the Servicer.

         The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the
Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i)
having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae-
and Freddie Mac-approved servicer in good standing.

Section 7.02.     Limitation on Liability of the Servicer and Others.

         Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Master Servicer, the
Depositor or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this
Agreement. The Servicer and any director, officer, employee or agent of the
Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.
The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage
Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may undertake any such action which it may deem necessary or desirable in respect of this
Agreement and the rights and duties of the parties hereto. In such event, the
Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

Section 7.03.     Limitation on Resignation and Assignment by the Servicer.

         This Agreement has been entered into with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof.
Therefore, except as expressly provided in this Section 7.03 and Sections 3.21 and 7.01, the Servicer shall neither assign its rights under this Agreement or the servicing

                                      -39-

hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller, the Master Servicer and the Trustee which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller, the
Master Servicer and Trustee and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the
Servicer, shall not be unreasonably withheld by any of them; provided, that in each case, there must be delivered to the Seller, the Master Servicer and the
Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates or the NIMS Securities to be issued in the NIMS Transaction.

         The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Master Servicer and the Trustee or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the
Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the
Seller, the Master Servicer and the Trustee which Opinion of Counsel shall be in form and substance reasonably acceptable to each of them. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Sections
8.01 and 9.01.

         Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, except to the extent permitted by and in accordance with this Section
7.03 and Sections 3.21 and 7.01, without the prior written consent of the
Seller, the Master Servicer and the Trustee, then such parties shall have the right to terminate this Agreement upon notice given as set forth in Section
8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

                                  ARTICLE VIII.

                                   TERMINATION

Section 8.01.     Termination for Cause.

                  (a) Any of the following occurrences shall constitute an event of default (each, an "Event of Default") on the part of the Servicer:

                           (i) any failure by the Servicer to remit to the
Master Servicer any payment required to be made under the terms of this
Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

                                      -40-

                           (ii) failure by the Servicer duly to observe or
perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of thirty (30) days (or seven (7) days with respect to Servicer's covenants and agreements set forth in Sections 5.04 and 5.05) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

                           (iii) failure by the Servicer to maintain its license
to do business or service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located, where the failure to maintain such license will have a material adverse effect on the Servicer's ability to service the
Mortgage Loans; or

                           (iv) a decree or order of a court or agency or
supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

                           (v) the Servicer shall consent to the appointment of
a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                           (vi) the Servicer shall admit in writing its
inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business
Days; or

                           (vii) the Servicer ceases to meet the qualifications
of a Fannie Mae or Freddie Mac seller/servicer;

                           (viii) the Servicer attempts to assign the servicing
of the Mortgage Loans or its right to servicing compensation hereunder or the
Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in a manner not permitted under this Agreement;

                           (ix) if (x) any of the Rating Agencies reduces or
withdraws the rating of any of the Certificates due to a reason attributable to the Servicer or (y) the Servicer's residential primary servicer rating for servicing of subprime loans issued by any of the Rating Agencies is reduced by more than one level from the level in effect on the Closing Date; or

                           (x) the net worth of the Servicer shall be less than
$25,000,000.

                                      -41-

         In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Master Servicer or the
Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Master Servicer or the Trustee, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

         Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage
Loans or otherwise, shall pass to and be vested in a successor servicer appointed by the Trustee or the Master Servicer, as the case may be, with the consent of the other party. Upon written request from the Master Servicer, the
Servicer shall prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Seller, the Master Servicer, the Trustee and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow
Account or thereafter received with respect to the Mortgage Loans.

         By a written notice, the Trustee or the Master Servicer, with the consent of the other parties, may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 8.02.     Termination Without Cause.

         This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage
Loan to the Master Servicer (or advances by the Servicer for the same), and (b)
the disposition of all REO Property acquired upon foreclosure of the last
Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, the Seller and the Master Servicer in writing provided such termination is also acceptable to the Rating Agencies or (iii) with respect to some or all of the Mortgage Loans, at the sole option of the Seller, without cause, upon sixty (60) days written notice, subject to the limitations set forth below. Any such notice of termination shall be in writing and delivered to the
Trustee, the Master Servicer, and the Servicer by registered mail to the address set forth in Section 9.04 of this Agreement. The Servicer shall comply with the termination procedures set forth in Sections 8.01, 8.02 and 9.01 hereof.

         In the event the Seller terminates the Servicer without cause with respect to some or all of the Mortgage Loans (other than Distressed Mortgage
Loans), the Seller shall be required to pay to the Servicer as a Termination Fee a sum equal to a percentage of the unpaid principal balance

                                      -42-

of the Mortgage Loans, as follows: 2.50% for any Mortgage Loans where the related mortgaged property is located in the States of New York, New Jersey or
Connecticut; 2.00% for all other Mortgage Loans. All unreimbursed Servicing
Fees, Servicing Advances and Monthly Advances owing to the Servicer relating to such terminated Mortgage Loans (other than Distressed Mortgage Loans) shall be reimbursed and paid to the Servicer at the time of such termination by the
Seller.

Section 8.03.     [Reserved]

Section 8.04.     Termination for Distressed Mortgage Loans.

                  (a) Subject to the requirements set forth in this Section
8.04, the Seller may terminate this Agreement with the prior consent of the
Trustee and the Master Servicer, with respect to the servicing of those Mortgage
Loans that are determined to be Distressed Mortgage Loans and in such event servicing of such Mortgage Loans shall be transferred to the Special Servicer.
The appointment of a Special Servicer by the Seller and the execution of a special servicing agreement between the Seller and the Special Servicer shall be subject to the consent of the Trustee and the Master Servicer and the receipt of confirmation from the Rating Agencies that the transfer of servicing to the
Special Servicer shall not result in a reduction of any rating previously given by such Rating Agency to any Certificate or the NIMS Securities. Any monthly fee paid to the Special Servicer in connection with any Mortgage Loan serviced by such Special Servicer shall not exceed one-twelfth of the product of (a) 0.50%
and (b) the outstanding principal balance of such Mortgage Loan. All unreimbursed Servicing Fees, Servicing Advances and Monthly Advances owing to the Servicer relating to such Distressed Mortgage Loans shall be reimbursed and paid to the Servicer by the successor Special Servicer upon such transfer to the
Special Servicer.

                  (b) All reasonable costs and expenses incurred in connection with a transfer of servicing to the Special Servicer including, without limitation, the costs and expenses of the Trustee, the Servicer or any other
Person in connection with such transfer including the transfer of the Servicing
Files and the other necessary data to the Special Servicer, shall be paid by the
Seller from its own funds without reimbursement. The Seller shall be responsible for the delivery of all required transfer notices and will send a copy of the transfer notice to the Trustee.

                  (c) No Termination Fee shall be payable to the Servicer upon a termination pursuant to this Section 8.04.

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

Section 9.01.     Successor to the Servicer.

         Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or
8.02, the Master Servicer shall (i) within 90 days of the Servicer's notice of such termination, succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a

                                      -43-

successor having the characteristics set forth in clauses (i) and (ii) of
Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under
Section 8.02(iii) or Section 8.03, the Seller shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer shall be subject to the approval of the Master Servicer. Any approval of a successor servicer by the Master
Servicer and, to the extent required by the Trust Agreement, the Trustee, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer, the
Seller and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this
Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Master
Servicer, the Trustee and the Seller under Sections 6.02, 6.03 and 6.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02,
6.03 and 6.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this
Agreement. Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer shall be responsible for the lack of information and/or documents that it cannot otherwise obtain through reasonable efforts.

         Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer of any
Mortgage Notes and the related documents. The Servicer shall cooperate with the
Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor
Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

                                      -44-

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer and the Seller an
instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 and provide for the same remedies set forth in Sections 6.02, 6.03 and 6.04 herein and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to
Sections 6.02, 7.03, 8.01, 8.02 or 8.04 shall not affect any claims that the
Seller, the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation. In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the
Trust Agreement.

         The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

         Upon a successor's acceptance of appointment as such, it shall notify the Trustee, the Seller and Master Servicer and the Depositor of such appointment in accordance with the procedures set forth in Section 9.04.

Section 9.02.     Costs.

         The Seller shall pay the legal fees and expenses of its attorneys.
Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by (i) the terminated or resigning servicer if such termination or resignation is a result of an occurrence of a termination event under Section 8.01, (ii) the related Seller if such termination is pursuant to Section 8.02(iii) and (iii) in all other cases by the Trust Fund. Subject to Section 2.02, the Seller, on
behalf of the Depositor, shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

Section 9.03.     Protection of Confidential Information.

         The Servicer shall keep confidential and shall not divulge to any party, without the Seller's prior written consent, any nonpublic information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, subservicers, special servicers, auditors, taxing authorities or other governmental agencies.

                                      -45-

Section 9.04.     Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

                  (i) if to the Seller:

                           Lehman Brothers Holdings Inc.
                           745 Seventh Avenue, 7th Floor
                           New York, New York  10019
                           Attention:  Manager, Contract Finance
                           Telephone:    (212) 526-7000
                           Facsimile:    (212) 526-8950

                  (ii) if to the Servicer:

                           Chase Manhattan Mortgage Corporation
                           10790 Rancho Bernardo Road
                           San Diego, California  92127
                           Attention:  Cindy Dunks
                           Telephone:    (858) 605-3339
                           Facsimile:    (858) 605-3666

                           with a copy to:

                           Chase Manhattan Mortgage Corporation
                           194 Wood Avenue South
                           Iselin, New Jersey  08830
                           Attention:  General Counsel
                           Telephone:    (732) 452-8000
                           Facsimile:    (732) 452-8035

                  (iii) if to the Master Servicer:

                           Aurora Loan Services Inc.
                           2530 South Parker Road, Suite 601
                           Aurora, Colorado  80014
                           Attention:  E. Todd Whittemore
                           Telephone:    (303) 632-3422
                           Facsimile:    (303) 632-4287

                  (iv) if to the Trustee:

                           Citibank, N.A.

                                      -46-

                           388 Greenwich Street, 14th Floor
                           New York, New York  10013
                           Attention:  Citibank Agency & Trust (SASCO 2004-22)
                           Telephone:    (212) 816-5827
                           Facsimile:    (212) 816-5527

         Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

Section 9.05.     Severability Clause.

         Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

Section 9.06.     Covenant Against Solicitation.

         For as long as the Servicer services the Mortgage Loans, the Servicer covenants that it will not, and that they will ensure that their affiliates and agents, will not, directly solicit or provide information for any other party to solicit for prepayment or refinancing of any of the Mortgage Loans by the related mortgagors; provided, however, that the Servicer may solicit any
Mortgagor for whom the Servicer has received a request for payoff, or a written or verbal communication from such Mortgagor indicating a desire to prepay the related Mortgage Loan (other than as a result of direct solicitation); provided further that, it is understood and agreed that promotions undertaken by the
Servicer or any of its affiliates which (i) concern optional insurance products
(excluding single premium credit life insurance) or other financial products or services, excluding any mortgage related products such second mortgage products
(including HELOCs), or (ii) are directed to the general public at large or certain segments thereof exclusive of the Mortgagors as a targeted group and, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this
Section, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor.

                                      -47-

Section 9.07.     Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

Section 9.08.     Place of Delivery and Governing Law.

         This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York. THIS AGREEMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401
OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE
PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 9.09.     Further Agreements.

         The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this
Agreement.

Section 9.10.     Intention of the Parties.

         It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans.
Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans (other than the servicing rights) and all rights related thereto.

Section 9.11.     Successors and Assigns; Assignment of Servicing Agreement.

         This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, the Seller and the Master Servicer and their respective successors and assigns. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with
Section 7.03 and shall not be assigned, pledged or hypothecated by the Seller.

Section 9.12.     Assignment by The Seller.

         The Seller shall assign (exclusive of the Seller's rights arising under
Section 8.02(iii) and 8.03), its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement.

Section 9.13.     Amendment.

         This Agreement may be amended from time to time by the Servicer and the
Seller, with (i) the prior written consent of the Trustee and (ii) the written agreement signed by the Master

                                      -48-

Servicer, the Seller and the Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the Master Servicer and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the
Mortgage Loans or the NIM Securities to be issued in the NIMS Transaction. Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the Certificateholders in the Mortgage Loans, if the Trustee
receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates (and any Opinion of Counsel received by the
Trustee, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefore);
provided, however, this Agreement may be amended by the Servicer, the Seller, the Master Servicer and the Trustee from time to time without the delivery of an
Opinion of Counsel described above to the extent necessary, in the judgment of the seller and its counsel, to comply with the SEC Rules.

Section 9.14.     Waivers.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 9.15.     Exhibits.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.16.     Intended Third Party Beneficiaries.

         Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this
Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee as if it were a party to this Agreement, and the
Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master
Servicer is required under this Agreement) unless otherwise directed by this
Agreement. Notwithstanding the foregoing, all rights and obligations of the
Trustee and the Master Servicer hereunder (other than the right to indemnification) shall terminate upon the termination of the Trust Fund pursuant to the Trust Agreement .

Section 9.17.     General Interpretive Principles.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                                      -49-

                  (a) the terms defined in this Agreement have the meanings
assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles", "Sections",
"Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (d) a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean by reason of enumeration.

Section 9.18.     Reproduction of Documents.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                                      -50-

         IN WITNESS WHEREOF, the Servicer, the Seller and the Master Servicer
have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                   LEHMAN BROTHERS HOLDINGS INC.,
                                       as Seller

                                   By: ___________________________________
                                       Name:  Joseph J. Kelly
                                       Title:     Authorized Signatory

                                   CHASE MANHATTAN MORTGAGE CORPORATION,
                                       as Servicer

                                   By: ___________________________________
                                       Name:
                                       Title:

                                   AURORA LOAN SERVICES INC.,
                                       as Master Servicer

                                   By: ___________________________________
                                       Name:  E. Todd Whittemore
                                       Title:    Executive Vice President

                                       -1-

Acknowledged by:

CITIBANK, N.A.,
     Not in its individual capacity, but solely as Trustee

By:  __________________________________
     Name: Karen Schluter
     Title:   Vice President

                                      -2-

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                         -------------- --, ----

To:
         --------------------------------------

         --------------------------------------

         --------------------------------------
         (the "Depository")

         As Servicer under the Securitization Servicing Agreement, dated as of
November 1, 2004 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 3.03 of the
Agreement, to be designated as "Chase Manhattan Mortgage Corporation in trust for Citibank, N.A., as Trustee for SASCO, Series 2004-22." All deposits in the account shall be subject to withdrawal therefrom by order signed by the
Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                            CHASE MANHATTAN MORTGAGE
                                              CORPORATION
                                              Servicer

                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________
                                            Date:______________________________

                                      B-1

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                                         Depository

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________
                                            Date:_______________________________

                                      B-2

                                    EXHIBIT C

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                        -------------- ---, ----

To:
         --------------------------------------

         --------------------------------------

         --------------------------------------
         (the "Depository")

         As Servicer under the Securitization Servicing Agreement, dated as of
November 1, 2004 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 3.05 of the
Agreement, to be designated as "Chase Manhattan Mortgage Corporation in trust for Citibank, N.A., as Trustee for SASCO, Series 2004-22." All deposits in the account shall be subject to withdrawal therefrom by order signed by the
Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                            CHASE MANHATTAN MORTGAGE
                                              CORPORATION
                                              Servicer

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________
                                            Date:_______________________________

                                      C-1

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.

                                                         Depository

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________
                                            Date:_______________________________

                                      C-2

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME             DESCRIPTION                                                                     FORMAT
----------             -----------                                                                     ------

INVNUM                 INVESTOR LOAN NUMBER                                                            Number no decimals
SERVNUM                SERVICER LOAN NUMBER, REQUIRED                                                  Number no decimals
BEGSCHEDBAL            BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                                     Number two decimals
                       BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN              SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED ACTUAL                       Number two decimals
                       PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                       REQUIRED, .00 IF NO COLLECTIONS
CURT1                  CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                                     Number two decimals
CURT1DATE              CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                                     DD-MMM-YY
CURT1ADJ               CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                                 Number two decimals
CURT2                  CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                                     Number two decimals
CURT2DATE              CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                                     DD-MMM-YY
CURT2ADJ               CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                                 Number two decimals
LIQPRIN                PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                            Number two decimals
OTHPRIN                OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                          Number two decimals
PRINREMIT              TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
INTREMIT               NET INTEREST REMIT, INCLUDE PAYOFF INTEREST, .00 IF NOT APPLICABLE              Number two decimals
TOTREMIT               TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                                  Number two decimals
ENDSCHEDBAL            ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                                Number two decimals
                       ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                       .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL              ENDING TRIAL BALANCE                                                            Number two decimals
                       .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE             ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                               DD-MMM-YY
ACTCODE                60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                          Number no decimals
ACTDATE                ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                                     DD-MMM-YY
INTRATE                INTEREST RATE, REQUIRED                                                         Number seven decimals
                                                                                                       Example .0700000 for 7.00%

SFRATE                 SERVICE FEE RATE, REQUIRED                                                      Number seven decimals
                                                                                                       Example .0025000 for .25%

PTRATE                 PASS THRU RATE, REQUIRED P&I CONSTANT, REQUIRED                                 Number seven decimals
                                                                                                       Example .0675000 for 6.75%

PIPMT                  .00 IF PAIDOFF                                                                  Number two decimals

                                      D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                                   DESCRIPTION
----------                                                   -----------

% of MI Coverage                                             % of MI Coverage
Actual MI Claim Filed Date                                   The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)                   Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                                    The amount claimed to the MI company on the MI claim
Actual Discharge Date                                        Date Bankruptcy was Discharged
Actual Due Date                                              Next Payment Due Date
Actual Eviction Complete Date                                Actual Eviction Complete Date
Actual Eviction Start Date                                   Actual Eviction Start Date
Actual First Legal Date                                      Actual First Legal Date
Actual Notice of Intent Date (breach letter date)            Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                                 The date the Last Pre-petition payment is due from the
                                                             Trustee in a chapter 13 BK
Actual Payment Plan Start Date                               The date the First Pre-petition payment is due from
                                                             the Trustee in a chapter 13 BK
Actual Redemption End Date                                   Actual Redemption End Date
Actual REO Start Date                                        The date the account was received by the REO Department
Appraisal, BPO Costs                                         Total expenses incurred for the purpose of BPO's or
                                                             Appraisals.
Bankruptcy Chapter                                           Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                         BK Atty Fees & Costs
BK Flag (Man Code)                                           A code that identifies the account as an active
                                                             Bankruptcy.
Bnk Case # (7 digit only)                                    Bnk Case # (7 digit only)
City                                                         City
Claim Amount Paid                                            MI Claim Amount
Claim Funds Received Date                                    The date the MI Claim funds were received from the MI
                                                             Company
Confirmation Hearing Date                                    Confirmation Hearing Date
Current Interest Rate                                        Current Interest Rate
Current Loan Amount                                          Unpaid Principal Balance
Current P&I Payment Amount                                   Current P&I Payment Amount
Date Bid Instructions Sent                                   Date Bid Instructions Sent to Attorney
Date F/C Sale Scheduled                                      The date the Foreclosure sale is scheduled to occur.
Date Filed Relief/Dismissal                                  The date the motion for Relief or Dismissal was filed
                                                             with the BK Court
Date Loan Reinstated                                         Date Loan Reinstated

                                      D-2-1

Date POC Filed                                               Date proof of claim filed
Date Relief/Dismissal Granted                                The date the BK court granted the motion for Relief or
                                                             Dismissal
Date REO Offer Accepted                                      Date REO Offer Accepted
Date REO Offer Received                                      Date REO Offer Received
Deal Identifier by Loan                                      Security Name/Cross reference Investor ID
(Servicer to Cross reference)
Delinquency Status (Man Code)                                30, 60, 90, BK, FC, REO, Claims or a code that can
be decoded to determine the current status of the account.
Loss Mit Denial Date                                         Loss Mit Denial Date
Eviction Atty Fees & Costs                                   Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                                  F/B 1st Due (if applicable)
F/B Last Due (if applicable)                                 F/B Last Due (if applicable)
FC Atty Fees & Costs                                         FC Atty Fees & Costs
FC Flag                                                      A code that identifies the account as an active
                                                             Foreclosure.
FC Start Date (referral date)                                FC Start Date (referral date)
FC Suspended Date                                            FC Suspended Date
FC Valuation Amount                                          The value of the property as determined for
                                                             the purpose of foreclosure.
FC Valuation Date                                            The date the property value was determined for the
                                                             purpose of foreclosure.
FC Valuation Source                                          The type of valuation that was used to determine the Fc
                                                             Valuation amount.
FHA 27011A Transmitted Date                                  FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                                  FHA 27011B Transmitted Date
FHA Case #                                                   FHA Case #
FHA Part A Funds Received Date                               FHA Part A Funds Received Date
First Payment Date                                           First Payment Date
Foreclosure Actual Sale Date                                 Date F/C Sale Held
VA Guarantee %                                               VA Guarantee %
Interest Advances                                            Interest Advances
Investor Loan Number                                         Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                          Date claim submitted to investor
Liquidation Status                                           Type of PIF, S/S, 3rd Party etc.
VA Loan Guarantee Certificate Number                         VA Loan Guarantee Certificate Number
Loan Number                                                  Servicer Loan Number
Loan Term                                                    Loan Term
Loan Type                                                    Loan Type
Loss Mit Approval Date                                       Loss Mit Approval Date
Loss Mit Flag (Man Code)                                     A code that identifies the account as an active
                                                             Loss Mit account.
Loss Mit Removal Date                                        The date the Loss Mit Department determined that Loss
                                                             Mit Options were no longer a viable option.
Loss Mit Start Date                                          Loss Mit Set-up Date

                                      D-2-2

Loss Mit Type                                                S/S, Forbearance, Repay, Mod, etc.
Loss Mit Workstation Status                                  Completed, Removed, Active
MI Certificate Number                                        MI Certificate Number
MI Cost                                                      Price percentage, lender paid only
MI Coverage Y/N                                              MI Coverage Y/N
Monthly MIP Cost                                             The monthly fee paid to HUD to maintain coverage on
                                                             the account.
Next Payment Adjustment Date                                 Next Payment Adjustment Date
Next Rate Adjustment Date                                    Next Rate Adjustment Date
Occupancy Status                                             Occupancy Status
Occupancy Status Date                                        The date the occupancy status reported was
                                                             determined.
Original Loan Amount                                         Original Loan Amount
Original Value Amount                                        The value of the property as determined at the
                                                             origination of the account.
Origination Date                                             The date the closing occurred to originate the loan.
ORIGINATION VALUE DATE                                       The date the original Value Amount was determined.
ORIGINATION VALUE SOURCE                                     The type of valuation that was used to determine
                                                             the Original Value amount.
Other Advance Expenses                                       Total Advances minus all other/detail and total
Ownership Code
Paid in Full Date                                            Date loan liquidated from system UPB removed
Paid Off Code
Part B Funds Received Date                                   FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                                   Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO  Repaired Value
REO  Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)

                                      D-2-3

REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee
State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE

                                     D-2-4

                                    EXHIBIT E

       FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR, THE TRUSTEE
                     AND THE MASTER SERVICER BY THE SERVICER

                                                                          [Date]

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019
Attention:  Mortgage Finance - SASCO 2004-22

Citibank, N.A.
388 Greenwich Street, 14th Floor
New York, New York  10013
Attention:  Citibank Agency & Trust (SASCO 2004-22)

Aurora Loan Services Inc.
2530 South Parker Road, Suite 601
Aurora, Colorado 80014
Attention:  E. Todd Whittemore

         Reference is made to the Securitization Servicing Agreement dated as of
November 1, 2004 (the "Agreement"), by and among Chase Manhattan Mortgage
Corporation (the "Servicer"), Lehman Brothers Holdings Inc., as seller (the
"Seller"), Aurora Loan Services Inc., as master servicer (the "Master
Servicer,"), and acknowledged by Citibank, N.A., as Trustee (the "Trustee"). I,
[identify the certifying individual], a [title] of the Servicer, hereby certify to the Trustee, the Master Servicer and Structured Asset Securities Corporation
(the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1.  Based on our knowledge, the information prepared by the Servicer and relating to the mortgage loans serviced by the Servicer and provided by the Servicer to the Master Servicer in its reports to the Master
          Servicer is accurate and complete in all material respects as of the last day of the period covered by such report;

      2.  Based on our knowledge, the servicing information required to be provided to the Master Servicer by the Servicer pursuant to the
          Agreement has been provided to the Master Servicer;

      3.  Based upon the review required under the Agreement, and except as disclosed in its reports, the Servicer as of the last day of the period covered by such reports has fulfilled its obligations under the
          Agreement; and

      4.  The Servicer has disclosed to its independent auditor, who issues the independent auditor's report on the Uniform Single Attestation Program for Mortgage Bankers for the Servicer, any significant deficiencies relating to the Servicer's compliance with minimum servicing standards.

                                       E-1

                                           CHASE MANHATTAN MORTGAGE
                                             CORPORATION

                                           By:  ______________________________
                                           Name:
                                           Title:

                                      E-2

                                    EXHIBIT F

                          SASCO 2004-22 TRUST AGREEMENT

                                 See Exhibit 4.1

                                      F-1

                                    EXHIBIT G

                           FANNIE MAE GUIDE NO. 95-19
REFERENCE

    o  Selling     This announcement amends the guide(s) indicated.
    o  Servicing   Please keep it for reference until we issue a formal change.

SUBJECT  "Full-File" Reporting to Credit Repositories

Part IV, Section 107, of the servicing Guide currently requires servicers to report only 90-day delinquencies to the four major credit repositories. To ensure that the repositories have up-to-date information for both servicing and origination activity, we have decided to begin requiring -- as of the month ending March 31, 1996 -- servicers to provide the credit repositories a
"full-file" status report for the mortgages they service for us.

"Full-file" reporting requires that servicers submit a monthly report to each of the credit repositories to describe the exact status for each mortgage they service for us. The status reported generally should be the one in effect as of the last business day of each month. Servicers may, however, use a slightly later cut-off date -- for example, at the and of the first week of a month -- to assure that payment corrections, returned checks, and other adjustments related to the previous month's activity can be appropriately reflected in their report for that month. Statuses that must be reported for any given mortgage include the following: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, and charged-off. (The credit repositories will provide the applicable codes for reporting these statuses to them.) A listing of each of the major repositories to which "full-file" status reports must be sent is attached.

Servicers are responsible for the complete and accurate reporting of mortgage status information to the repositories and for resolving any disputes that arise about the information they report. Servicers must respond promptly to any inquiries from borrowers regarding specific mortgage status information about them that was reported to the credit repositories.

Servicers should contact their Customer Account Team in their lead Fannie Mae regional office if they have any questions about this expanded reporting requirement.

Robert J. Engeletad
Senior Vice President - Mortgage and Lender Standards

                                                                        11/20/95

                             FANNIE MAE GUIDE 95-19
                                                                    ATTACHMENT 1

                                  ANNOUNCEMENT

                            Major Credit Repositories

A "full-file" status report for each mortgage serviced for Fannie Mae must be sent to the following repositories each month (beginning with the month ending
March 31, 1996):

----------------------------------------------------------------------------------------------
Company                                      Telephone Number
----------------------------------------------------------------------------------------------

Consumer Credit Associates, Inc.             Call (713) 595-1190, either extension 150, 101,
950 Threadneedle Street, Suite 200           or 112, for all inquiries.
Houston, Texas 77079-2903
----------------------------------------------------------------------------------------------
Equifax                                      Members that have an account number may call
                                             their local sales representative for all
                                             inquiries; lenders that need to set up an account
                                             should call (800) 685-5000 and select the
                                             customer assistance option.
----------------------------------------------------------------------------------------------
TRW Information Systems & Services           Call (800) 831-5614 for all inquiries, current
601 TRW Parkway                              members should select option 3; lenders that need
Allen, Texas 75002                           to set up an account should select Option 4.
----------------------------------------------------------------------------------------------
Trans Union Corporation                      Call (312) 258-1818 to get the name of the local
555 West Adams                               bureau to contact about setting up an account or
Chicago, Illinois                            obtaining other information.
----------------------------------------------------------------------------------------------

                                                                        11/20/95

                                      G-2

                                    EXHIBIT H

                            FORM OF POWER OF ATTORNEY

Record and Return to:
Paid Accounts Dept. #410
Chase Manhattan Mortgage Corporation
PO Box 509011
San Diego, CA 92150-9944

                            LIMITED POWER OF ATTORNEY

         This Limited Power of Attorney is made as of _____________ by
_________________, having an office at _________________________________
("Grantee"), in favor of Chase Manhattan Mortgage Corporation, a New Jersey corporation, having an office at 10790 Rancho Bernardo Road, San Diego, CA 92127
("Servicer").

         WHEREAS, the Servicer, Lehman Brothers Holdings Inc., Aurora Loan
Services Inc. and Citibank, N.A. (the "Trustee") have executed and delivered a certain Securitization Servicing Agreement dated as of November 1, 2004 (the
"Servicing Agreement"), pursuant to which the parties thereto agreed to certain terms governing the servicing of certain mortgage loans ("Mortgage Loans") by the Servicer on behalf of the Trustee in connection with SASCO Mortgage
Pass-Through Certificates, Series 2004-22; and

         WHEREAS, the [Grantee] [Trustee] and the Servicer desire that the
Grantee execute and deliver this Limited Power of Attorney in order to facilitate the servicing of the Mortgage Loans by the Servicer; and

         NOW THEREFORE, the [Grantee] [Trustee] does hereby appoint, subject to and in accordance with the Servicing Agreement, the Servicer, as its attorney-in-fact, in its name, place and stead:

            [DELETE THOSE PARAGRAPHS BELOW WHICH ARE NOT APPLICABLE]

[1)      To execute all documents necessary to satisfy or discharge "Mortgages"
         and "Mortgage Notes" (as defined in the Servicing Agreement) upon receipt of all principal, interest and other payments called for in the related documents;]

[2)      To take such actions as are necessary and appropriate to pursue, prosecute and defend foreclosures (or other comparable conversions to ownership), ejectments, evictions, bankruptcies, suits and other related matters with respect to "Mortgaged Properties" (as defined in the Servicing Agreement), in accordance with Servicing Agreement;]

                                       H-1

[3)      To execute all deeds, deeds to secure debt, assignments, transfers, tax declarations, certificates, pledges and any other documents or instruments whatsoever which are necessary, appropriate, or required in order to transfer and assign Mortgaged Properties acquired by the
         [Trustee][Grantee] either by foreclosure or by deed in lieu of foreclosure [in the name of [Grantee]] and any such deed to be without recourse;]

[4)      To execute subordination agreements affecting the lien priority of the
         Mortgages.]

[5)      To take such further actions as are deemed necessary or desirable to service, administer and enforce the terms of said Mortgage Loans in accordance with the Servicing Agreement.]

                  Until a properly executed revocation of this Limited Power of
Attorney is duly executed and delivered, all parties dealing with said attorney-in-fact (individually or collectively) in connection with the above described matters may fully rely upon the power and authority of said attorney-in-fact to act for and on behalf of the undersigned, and in its name, place and stead, and may accept and rely on all documents and agreements entered into by said attorney-in-fact pursuant to the powers listed herein.

         As between the [Trustee] [Grantee] and the Servicer, this Limited Power of Attorney shall be effective as of [Date] and shall remain in full force and effect thereafter until a written notice of revocation hereof shall have been executed by the Grantee. The expiration or revocation of the period of agency hereunder shall in no wise affect the validity of any actions of said
Attorney-In-Fact during said period. This Limited Power of Attorney is not intended to modify or expand the rights and obligations of the Servicer as set forth in the Servicing Agreement.

         Nothing in this Limited Power of Attorney shall be construed to prevent the [Trustee] [Grantee] from acting on its behalf as the owner of the Mortgage
Loans.

         IN WITNESS WHEREOF, the Grantee has caused this Limited Power of
Attorney to be signed and executed as its seal hereto affixed in its name by its proper officer thereunto duly authorized on the ______ day of _________________,
200__.

                                            By:
------------------------------                     -----------------------------
Witness                                     Name:
                                                   -----------------------------
                                            Title:
------------------------------                     -----------------------------
Witness

                                      H-2

State of ________________________:

County of _______________________:

         On this, the _____ day of _____________, 200__, before me, a Notary
Public in and for said County and State, personally appeared,
______________________, personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

---------------------------------
        Notary Signature

                   My Commission Expires on ________________.

                                      H-3